UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2021

Oxus Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40778	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7F, 77/2 Al-Farabi Avenue Almaty, Kazakhstan 050040	050040
(Address of principal executive offices)	(Zip Code)

+7(727)355-0151
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one class A ordinary share and one Warrant	OXUSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	OXUS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OXUSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On September 8, 2021, Oxus Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, $0.0001 par value per share (the “Class A Ordinary Shares”) and one warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File No. 333-258183). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on September 8, 2021, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 8,400,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $8,400,000 (the “Private Placement”).

A total of $153,000,000 of the net proceeds from the Offering and the Private Placement was deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of September 8, 2021 reflecting receipt of the proceeds upon consummation of the Offering and the Private Placement has been issued by the Company and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On September 9, 2021, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 2,250,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $22,500,000. The over-allotment option closed on September 13, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 8, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

oxus acquisition corp.

By:	/s/ Kanat Mynzhanov
	Name:	Kanat Mynzhanov
	Title:	Chief Executive Officer

Date: September 14, 2021

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